SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event Reported) : September 5, 2003


                              CIT RV Trust 1999 - A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         000 - 26163                                   36 -4294964
(Commission File Number)                    (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000



          (Former name or former address, if changed since last report)

Item 7.                    FINANCIAL STATEMENTS AND EXHIBITS

(c.)           Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

99.1                                        Pool Data Report

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            THE CIT GROUP / SALES FINANCING,
                                            INC., as Servicer

                                            By:

                                                     ---------------------------
                                            Name:    Barbara Callahan
                                            Title:   Vice President

Dated:  September 5, 2003

                               CIT RV TRUST 1999-A

                                  June 30, 2003

              The percentages and balances set forth in each of the
                following tables may not total due to rounding.

                                                   GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                      % OF CONTRACT                                  % OF CONTRACT
                                    NUMBER OF        POLL BY NUMBER     AGGREGATE PRINCIPAL      POOL BY PRINCIPAL
                              CONTRACTS AS OF    OF CONTRACTS AS OF     BALANCE OUTSTANDING    BALANCE OUTSTANDING
STATE                            CUT-OFF DATE          CUT-OFF DATE      AS OF CUT-OFF DATE     AS OF CUT-OFF DATE
-----                            ------------          ------------      ------------------     ------------------
Alabama                                    76                 1.29%       $       3,145,733                  1.53%
Alaska                                      9                 0.15%                 801,453                  0.39%
Arizona                                   266                 4.53%               9,509,778                  4.62%
Arkansas                                  142                 2.42%               3,866,712                  1.88%
California                                941                16.03%              30,001,069                 14.59%
Colorado                                  137                 2.33%               5,421,290                  2.64%
Connecticut                                55                 0.94%               1,601,581                  0.78%
Delaware                                    9                 0.15%                 566,679                  0.28%
District of Columia                         3                 0.05%                 125,224                  0.06%
Florida                                   371                 6.32%              17,352,612                  8.44%
Georgia                                   126                 2.15%               4,233,758                  2.06%
Hawaii                                      4                 0.07%                 162,844                  0.08%
Idaho                                      27                 0.46%               1,326,811                  0.65%
Illinois                                  145                 2.47%               5,129,024                  2.49%
Indiana                                    60                 1.02%               2,054,511                  1.00%
Iowa                                       20                 0.34%                 643,780                  0.31%
Kansas                                    107                 1.82%               2,371,212                  1.15%
Kentucky                                   24                 0.41%               1,200,171                  0.58%
Louisiana                                  63                 1.07%               2,385,434                  1.16%
Maine                                      31                 0.53%                 956,978                  0.47%
Maryland                                   70                 1.19%               2,065,106                  1.00%
Massachusetts                              79                 1.35%               2,066,990                  1.00%
Michigan                                   46                 0.78%               2,506,131                  1.22%
Minnesota                                  39                 0.66%               2,460,299                  1.20%
Mississippi                                55                 0.94%               1,317,345                  0.64%
Missouri                                  256                 4.36%               7,007,223                  3.41%
Montana                                    18                 0.31%                 766,947                  0.37%
Nebraska                                   17                 0.29%                 529,211                  0.26%
Nevada                                    105                 1.79%               3,746,069                  1.82%
New Hampshire                              35                 0.60%               1,044,599                  0.51%
New Jersey                                 83                 1.41%               2,625,604                  1.28%
New Mexico                                 52                 0.89%               1,874,617                  0.91%
New York                                  175                 2.98%               6,998,879                  3.40%
North Carolina                            110                 1.87%               3,133,198                  1.52%
North Dakota                                4                 0.07%                 228,106                  0.11%
Ohio                                       62                 1.06%               3,087,286                  1.50%
Oklahoma                                  250                 4.26%               6,604,585                  3.21%
Oregon                                    167                 2.84%               7,205,662                  3.50%
Pennsylvania                              110                 1.87%               4,555,095                  2.21%
Rhode Island                               27                 0.46%                 755,622                  0.37%
South Carolina                             53                 0.90%               1,719,723                  0.84%
South Dakota                               14                 0.24%                 586,739                  0.29%
Tennessee                                  86                 1.46%               2,911,218                  1.42%
Texas                                     948                16.15%              30,677,278                 14.91%
Utah                                       22                 0.37%               1,307,927                  0.64%
Vermont                                    12                 0.20%                 861,250                  0.42%
Virginia                                   59                 1.00%               2,537,293                  1.23%
Washington                                228                 3.88%               9,470,508                  4.60%
West Virginia                              15                 0.26%                 288,697                  0.14%
Wisconsin                                  38                 0.65%               1,226,261                  0.60%
Wyoming                                    17                 0.29%                 546,218                  0.27%
Other (2)                                   3                 0.05%                 115,662                  0.06%
                              -------------------------------------------------------------------------------------
                                        5,871               100.00%       $     205,684,001                100.00%
                              =====================================================================================

----------------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations.



                             RANGE OF CONTRACT RATES

                                              % OF CONTRACT                               % OF CONTRACT
                             NUMBER OF       POLL BY NUMBER   AGGREGATE PRINCIPAL     POOL BY PRINCIPAL
RANGE OF               CONTRACTS AS OF   OF CONTRACTS AS OF   BALANCE OUTSTANDING   BALANCE OUTSTANDING
CONTRACT RATES            CUT-OFF DATE         CUT-OFF DATE    AS OF CUT-OFF DATE    AS OF CUT-OFF DATE
--------------            ------------         ------------    ------------------    ------------------
 0.00% -  7.49%(1)                 161                2.74%       $     8,513,680                 4.14%
 7.50% -  7.99%                    309                5.26%            28,703,345                13.96%
 8.00% -  8.99%                   1346               22.93%            83,643,104                40.67%
 9.00% -  9.99%                   1548               26.37%            46,717,998                22.71%
10.00% - 10.99%                   1035               17.63%            19,924,711                 9.69%
11.00% - 11.99%                    652               11.11%             9,324,822                 4.53%
12.00% - 12.99%                    390                6.64%             4,583,979                 2.23%
13.00% - 13.99%                    233                3.97%             2,335,059                 1.14%
14.00% - 14.99%                    119                2.03%             1,191,031                 0.58%
15.00% - 15.99%                     38                0.65%               333,864                 0.16%
16.00% - 16.99%                     18                0.31%               196,021                 0.10%
17.00  - 17.99%                     13                0.22%               133,077                 0.06%
18.00% - 18.99%                      8                0.14%                73,964                 0.04%
20.00% - 20.99%                      1                0.02%                 9,345                 0.00%
                        --------------------------------------------------------------------------------
                                 5,871              100.00%       $   205,684,001               100.00%
                        ================================================================================

------------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers' and Sailors' Civil Relief Act.



                          RANGE OF REMAINING MATURITIES

                                              % OF CONTRACT                               % OF CONTRACT
                             NUMBER OF       POLL BY NUMBER   AGGREGATE PRINCIPAL     POOL BY PRINCIPAL
RANGE OF REMAINING     CONTRACTS AS OF   OF CONTRACTS AS OF   BALANCE OUTSTANDING   BALANCE OUTSTANDING
MATURITIES IN MONTHS      CUT-OFF DATE         CUT-OFF DATE    AS OF CUT-OFF DATE    AS OF CUT-OFF DATE
--------------------      ------------         ------------    ------------------    ------------------
    1 -  12 months                 122                2.08%               181,105                 0.09%
   13 -  24 months                  92                1.57%               322,975                 0.16%
   25 -  36 months                 249                4.24%             1,381,485                 0.67%
   37 -  48 months                 172                2.93%             1,059,650                 0.52%
   49 -  60 months                 172                2.93%             1,884,834                 0.92%
   61 -  72 months                 763               13.00%             9,136,792                 4.44%
   73 -  84 months                 234                3.99%             3,796,092                 1.85%
   85 -  96 months                1174               20.00%            19,170,559                 9.32%
   97 - 108 months                 145                2.47%             3,392,665                 1.65%
  109 - 120 months                 284                4.84%            13,125,128                 6.38%
  121 - 132 months                1784               30.39%            89,126,576                43.33%
  133 - 144 months                 168                2.86%             8,949,901                 4.35%
  145 - 156 months                  78                1.33%             4,918,927                 2.39%
  157 - 168 months                  18                0.31%             1,246,758                 0.61%
  169 - 180 months                  44                0.75%             4,603,365                 2.24%
  181 - 192 months                 340                5.79%            39,264,905                19.09%
  193 - 204 months                  21                0.36%             2,714,297                 1.32%
  205 - 216 months                  11                0.19%             1,407,989                 0.68%
                          ------------------------------------------------------------------------------
                                 5,871              100.00%       $   205,684,001               100.00%
                          ==============================================================================


                                                       COLLATERAL TYPE DISTRIBUTION

                                                     % OF CONTRACT                              % OF CONTRACT
                                    NUMBER OF       POLL BY NUMBER  AGGREGATE PRINCIPAL     POOL BY PRINCIPAL
                              CONTRACTS AS OF   OF CONTRACTS AS OF  BALANCE OUTSTANDING   BALANCE OUTSTANDING
COLLATERAL TYPE                  CUT-OFF DATE         CUT-OFF DATE   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE
---------------                  ------------         ------------   ------------------    ------------------
Motor Homes                             3,060               52.12%      $   164,205,020                79.83%
Fifth Wheel                             1,167               19.88%           23,975,795                11.66%
Travel Trailer                          1,386               23.61%           15,207,968                 7.39%
Other                                     258                4.39%            2,295,219                 1.12%
                              --------------------------------------------------------------------------------
Total                                   5,871              100.00%      $   205,684,001               100.00%
                              ================================================================================





                                                      DELINQUENCY STATUS DISTRIBUTION

                                                     % OF CONTRACT                              % OF CONTRACT
                                    NUMBER OF       POLL BY NUMBER  AGGREGATE PRINCIPAL     POOL BY PRINCIPAL
                              CONTRACTS AS OF   OF CONTRACTS AS OF  BALANCE OUTSTANDING   BALANCE OUTSTANDING
DELINQUENCY STATUS               CUT-OFF DATE         CUT-OFF DATE   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE
------------------               ------------         ------------   ------------------    ------------------
Current, including 1 to 29
  days delinquent                       5,239               89.24%      $   181,322,586                88.16%
30 to 59 days                             110                1.87%            2,748,033                 1.34%
60 to 89 days                              46                0.78%            1,507,617                 0.73%
90 to 119 days                             35                0.60%            1,676,295                 0.81%
120 to 149 days                            28                0.48%            1,020,200                 0.50%
150 to 179 days                            24                0.41%              659,283                 0.32%
180+ days                                 141                2.40%            4,985,594                 2.42%
Repo                                      248                4.22%           11,764,393                 5.72%
                               ------------------------------------------------------------------------------
                                        5,871              100.00%      $   205,684,001               100.00%
                               ==============================================================================


                                         RANGE OF PRINCIPAL BALANCE OUTSTANDING

                          TOTAL            MINIMUM                 MAXIMUM               AVERAGE
PRINCIPAL         BALANCE AS OF      BALANCE AS OF           BALANCE AS OF         BALANCE AS OF
BALANCE TYPE       CUT-OFF DATE       CUT-OFF DATE            CUT-OFF DATE          CUT-OFF DATE
------------       ------------       ------------            ------------          ------------
Original          $ 257,493,341        $     3,931           $     311,592          $     43,859
Current           $ 205,684,001        $         1           $     278,862          $     35,034





                                          NEW VS. USED COLLATERAL DISTRIBUTION

                                      % OF CONTRACT                                % OF CONTRACT
                      NUMBER OF      POLL BY NUMBER    AGGREGATE PRINCIPAL     POOL BY PRINCIPAL
                CONTRACTS AS OF  OF CONTRACTS AS OF    BALANCE OUTSTANDING   BALANCE OUTSTANDING
NEW VS. USED       CUT-OFF DATE        CUT-OFF DATE     AS OF CUT-OFF DATE    AS OF CUT-OFF DATE
------------       ------------        ------------     ------------------    ------------------
New                       3,552              60.50%      $     138,881,297                67.52%
Used                      2,319              39.50%             66,802,704                32.48%
                ---------------------------------------------------------------------------------
                          5,871             100.00%      $     205,684,001               100.00%
                =================================================================================





                                   RANGE OF CREDIT SCORES

                  MINIMUM AS OF       MAXIMUM AS OF  WEIGHTED AVERAGE AS OF
SCORE TYPE     ORIGINATION DATE    ORIGINATION DATE        ORIGINATION DATE
----------     ----------------    ----------------        ----------------
FICO                        483                 829                     688
Custom                      116                 941                     319


                     MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                    MINIMUM AS OF    MAXIMUM AS OF   WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE    CUT-OFF DATE     CUT-OFF DATE             CUT-OFF DATE
-----------------    ------------     ------------             ------------
Contract Rate               0.00%           20.00%                    8.88%
Original Term           48 months       242 months               185 months
Current Term              1 month       216 months               132 months
